                                                                   EXHIBIT 10.40

================================================================================

                                   GUARANTEE

                                       by

                            DESALCO (BARBADOS) LTD.

                                  IN FAVOUR OF

                        SCOTIABANK (CAYMAN ISLANDS) LTD.

                       Dated the 7th day of February, 2003

================================================================================

                               TABLE OF CONTENTS

SECTION 1. DEFINITIONS AND INTERPRETATION ......................................     2
         1.1 General Definitions ...............................................     2
         1.2 Interpretation ....................................................     3
SECTION 2. GUARANTEE ...........................................................     3
         2.1 Guarantor Guaranteed Obligations ..................................     3
         2.2 Continuing Guarantee ..............................................     3
         2.3 Payment of Guaranteed Obligations .................................     4
         2.4 No Set-off ........................................................     4
         2.5 Taxes .............................................................     4
         2.6 Application of Payments ...........................................     4
SECTION 3. SAVING PROVISIONS ...................................................     5
         3.1 Change in Guaranteed Obligations ..................................     5
         3.2 Waiver of Defenses ................................................     5
         3.3 Immediate Recourse ................................................     6
         3.4 Non-Competition ...................................................     6
         3.5 Bankruptcy or Liquidation of the Borrower .........................     6
         3.6 Appropriation of Moneys ...........................................     6
         3.7 Reinstatement .....................................................     7
         3.8 Additional Security ...............................................     7
SECTION 4. INDEMNITY ...........................................................     7
         4.1 Indemnity .........................................................     7
SECTION 5. REPRESENTATIONS AND WARRANTIES ......................................     7
         5.1 Representations and Warranties ....................................     7
         5.2 Bank's Reliance ...................................................     8
         5.3 Rights and Remedies not Limited ...................................     8
SECTION 6. COVENANTS ...........................................................     8
         6.1 Guarantor Covenants ...............................................     8
SECTION 7. MISCELLANEOUS .......................................................     9
         7.1 Notices ...........................................................     9
         7.2 English Language ..................................................    10
         7.3 No Waiver; Remedies Cumulative ....................................    10
         7.4 Governing Law and Jurisdiction ....................................    10
         7.5 Submission ........................................................    10
         7.6 Judgments and Immunity ............................................    11
         7.7 Benefit of Guarantee ..............................................    11
         7.8 Expenses ..........................................................    12
         7.9 Amendment or Waiver ...............................................    12
         7.10 Counterparts .....................................................    12
         7.11 Set-off ..........................................................    12
         7.12 Currency Indemnity ...............................................    12

         THIS GUARANTEE ("GUARANTEE"), dated the 7th day of February, 2003, is made as a deed by:

(1) DESALCO (BARBADOS) LTD., a company organized and existing under the laws of Barbados ("GUARANTOR");

in favour of

(2)      SCOTIABANK (CAYMAN ISLANDS) LTD. (the "BANK").

Defined terms used herein shall have the meanings specified in Section 1.

         WHEREAS:

         (A) Pursuant to a loan agreement dated this day between the Borrower and the Bank, the Bank has agreed, subject to the terms and conditions therein contained, to make certain loans to the Borrower (the "Loan Agreement").

         (B) It is a condition of the first disbursement of the Loans that the Guarantor has entered into this Guarantee.

         (C) The Guarantor will obtain benefits as a result of the Loans made to the Borrower under the Loan Agreement and, accordingly, desires to execute and deliver this Guarantee in order to satisfy the condition described in recital (B) above.

         (D) To induce the Bank to make the Loans and, in particular, the first disbursement of the Loans, the Guarantor has agreed to guarantee certain obligations of the Borrower.

         (I) The Guarantor has been provided with, and acknowledges receipt of, copies of the executed Financing Documents.

         NOW, THEREFORE, the parties agree as follows:

         SECTION 1. DEFINITIONS AND INTERPRETATION.

         1.1 General Definitions.

         (a) Unless the context otherwise requires, capitalized terms used in this Guarantee without definition have the meanings specified in Annex A to the Loan Agreement.

         (b) In addition, wherever used in this Guarantee, unless the context otherwise requires, the following terms have the meaning opposite it:

         "FINANCING DOCUMENTS" collectively, (i) the Loan Agreement, (ii) the Security Documents, and (iii) the Fee Letter.

         "GUARANTEED OBLIGATIONS" all liabilities and obligations of the Borrower to the Bank under or in respect of the Financing Documents, and in any capacity, irrespective of whether such liabilities and obligations:

                           (i)      are present or future;

                           (ii)     are actual, contingent or otherwise;

                           (iii)    are at any time ascertained or
                                    unascertained;

                           (iv) are owed or incurred by or on account of the Borrower alone, or severally or jointly with any other person;

                           (v) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imports, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

                           (vi)     comprise any combination of the above.

         provided that the Guaranteed Obligations shall be limited to the lesser of: (i) the total amount outstanding under the Financing Documents; and (ii) the maximum amount of indebtedness and liability of the Borrower that the Guarantor is able to guarantee and to the maximum extent that such security is enforceable against the Guarantor, without, in either case, causing the Guarantor to contravene any applicable legislation restricting the giving of guarantees or which would otherwise render this Guarantee unenforceable.

         1.2 Interpretation.

         The rules of interpretation set forth in Section 18.13 of the Loan Agreement shall apply to this Guarantee.

         SECTION 2. GUARANTEE.

         2.1 Guarantor Guaranteed Obligations.

         The Guarantor irrevocably and absolutely, as principal obligor and not merely as surety, guarantees and promises to pay, upon demand of the Bank, the Guaranteed Obligations not paid or performed by the Borrower when due in the same manner in all respects as the Guaranteed Obligations are required to be paid or performed by the Borrower.

         2.2 Continuing Guarantee.

         (a) The guarantee and the indemnity of the Guarantor contained in this Guarantee is a continuing obligation of the Guarantor (and all liabilities to which it applies or may apply under the terms of this Guarantee shall be conclusively presumed to have been created in reliance on such guarantee), notwithstanding any settlement of account or the occurrence of any other thing, and shall remain in full force and effect until:

                  (i) the Guaranteed Obligations have been fully paid or performed strictly in accordance with the provisions of the Financing Documents, regardless of any intermediate payment or discharge in whole or in part; and

                  (ii) all of the obligations of the Guarantor under this Guarantee have been fully performed in accordance with this Guarantee.

         (b) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall be additional, separate and independent obligations of the Guarantor.

         (c) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall survive the termination of the Financing Documents.

         (d) The Guarantor's obligations under this Guarantee can be discharged only by performance and then only to the extent of such performance. Those obligations are not subject to any prior notice to, demand upon or action against the Borrower or any other Person or to any prior notice to the Guarantor of any default by the Borrower.

         2.3 Payment of Guaranteed Obligations.

         The Guarantor shall make payment of the Guaranteed Obligations under
Section 2.1 (Guarantor Guaranteed Obligations) as provided in the relevant Financing Documents.

         2.4 No Set-off.

         All payments which the Guarantor is required to make under this Guarantee shall be without any set-off, counterclaim or condition.

         2.5 Taxes.

         (a) The Guarantor shall pay or cause to be paid all present and future taxes, duties, fees and other charges of whatsoever nature (excluding income taxes), if any, now or in the future levied or imposed by any Governmental Authority or similar body in the jurisdiction in which the Guarantor is located or out of which a payment is made on or in connection with the payment of any and all amounts due under this Guarantee.

         (b) All payments due under this Guarantee shall be made without deduction for or on account of any such taxes, duties, fees or other charges.

         (c) If the Guarantor is prevented by operation of law or otherwise from making or causing to be made such payments without deduction, the amounts due under this Guarantee shall be increased to such amount as may be necessary so that the Bank receives the full amount it would have received (taking into account any such taxes, duties, fees or other charges payable on amounts payable by the Guarantor under this subsection) had such payments been made without such deduction.

         (d) If subsection (c) above applies and the Bank so requires, the Guarantor shall deliver to the Bank official tax receipts evidencing payment (or certified copies of them) within thirty (30) days of the date of payment.

         2.6 Application of Payments.

         The Bank may apply any amounts received by it or recovered under:

         (a)      any Security Document; and

         (b) any other document or agreement which is a security for any of the Guaranteed Obligations and any other moneys,

in such manner as it determines in its absolute discretion in accordance with the Financing Documents.

         SECTION 3. SAVING PROVISIONS.

         3.1 Change in Guaranteed Obligations.

         The obligations of the Guarantor under this Guarantee shall extend to any change in the Guaranteed Obligations:

         (a) as a result of any amendment, supplement, renewal or replacement of any Financing Document or the occurrence of any other thing; and

         (b) regardless of whether the Guarantor is aware of, has consented to or is given notice of any alteration, variation, amendment, supplement, renewal or replacement of any Financing Document or the occurrence of such other thing.

         3.2 Waiver of Defenses.

         Except for payment or performance in full of the Guaranteed Obligations, the payment in full by the Guarantor of its obligations under this Guarantee or otherwise as provided in this Guarantee, the Guarantor's obligations under this Guarantee shall not be discharged, impaired or otherwise adversely affected by any act, omission, circumstance, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Guarantee or which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor, including (whether or not known to the Guarantor or the Borrower):

         (a) any time, waiver, composition, forbearance or concession given to the Borrower or any other person;

         (b) any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Borrower or any other person, or in respect of any security for the Loans;

         (c) any amplification, amendment (however fundamental), variation or replacement of the provisions of any Financing Document or of any other agreement or security between the Bank and the Borrower;

         (d) any failure of the Borrower or the Guarantor to comply with any requirement of any law, regulation or order;

         (e) the dissolution, liquidation, reorganization or other alteration of the legal status or structure of the Borrower or the Guarantor;

         (f) any purported or actual assignment, transfer, novation or disposal of, or granting any participation in, any of the Loans to any other party;

         (g) any Financing Document being in whole or in part illegal, void, voidable, avoided, invalid, unenforceable or otherwise of limited force and effect; or

         (h) any total or partial failure to realize the value of, or any release, discharge, exchange or substitution of, any security held by the Bank in respect of the Guaranteed Obligations or any of them.

         3.3 Immediate Recourse.

         The Guarantor waives any right it may have of first requiring the Bank (or any trustee, agent or other person acting on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Guarantee.

         3.4 Non-Competition.

         (a) If any amounts have become payable or have been paid by the Guarantor under this Guarantee, the Guarantor shall not, in respect of such moneys, seek to enforce repayment, obtain the benefit of any security or exercise any other rights or legal remedies of any kind which may accrue to the Guarantor against the Borrower, whether by way of subrogation, offset, counterclaim or otherwise, in respect of the amount so payable or so paid (or in respect of any other moneys for the time being due to the Guarantor from the Borrower), if and for so long as any moneys remain outstanding to the Bank under the Financing Documents. The Guarantor shall hold in trust for, and forthwith pay or transfer to, the Bank any payment or distribution or benefit of security received by it contrary to this Section 3.4(a).

         (b) Upon the payment and satisfaction in full of all Guaranteed Obligations and provided that no amounts (actual or contingent) remain outstanding to the Bank under the Loan Agreement, the Guarantor, if it has made a payment under this Guarantee, shall be entitled to exercise its rights of subrogation to its proportion of all relevant rights of the Bank against the Borrower pursuant to the Financing Documents. The Bank shall promptly execute, at the expense of the Guarantor, an assignment and such other documents in such form as the Guarantor may reasonably request to transfer such proportion of such rights of the Bank against the Borrower to the Guarantor as are required for the Guarantor to obtain the full benefit of such subrogation. The Guarantor shall enforce such rights directly against the Borrower in its own name and not in the name of the Bank.

         3.5 Bankruptcy or Liquidation of the Borrower.

         If the Borrower becomes bankrupt, enters into a composition or makes any arrangement with its creditors, or is dissolved, liquidated or wound up, the Guarantor shall not claim, rank, prove or vote as a creditor of the Borrower or its estate in competition with the Bank in respect of any amounts owing to the Guarantor by the Borrower on any account whatsoever, but instead shall give the Bank the benefit of any such proof and of all amounts to be received in respect of that proof until all Guaranteed Obligations have been fully paid.

         3.6 Appropriation of Moneys.

         Until all of the Guaranteed Obligations have been irrevocably paid in full, the Bank (or any trustee, agent or other person acting on its behalf) may refrain from enforcing any other moneys, security or rights held or received by the Bank (or such trustee, agent or other person) in respect of the Guaranteed Obligations, or apply and enforce the same in such manner and order as it sees fit.

         3.7 Reinstatement.

         (a) Where any discharge (whether in respect of the obligations of the Borrower, the Guarantor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Guarantor under this Guarantee shall continue or shall be reinstated (as the case may be) as if such discharge or arrangement had not occurred.

         (b) The Bank (or any trustee, agent or other person acting on its behalf) may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

         3.8 Additional Security.

         This Guarantee is in addition to and is not in any way prejudiced by any collateral or other security now or hereafter held by the Bank, nor shall such collateral or other security held by the Bank or the liability of any person for all or any part of the Guaranteed Obligations be in any manner prejudiced or affected by this Guarantee.

         SECTION 4. INDEMNITY.

         4.1 Indemnity.

         The Guarantor agrees as a primary obligor and not merely as a surety, to indemnify and hold harmless the Bank from and against any loss, cost or damage incurred by the Bank as a result of any obligation of the Guarantor hereunder as guarantor being or becoming void, voidable, unenforceable or otherwise ineffective against the Guarantor for any reason whatsoever (whether or not known to the Bank or any other Person), the amount of such loss being limited to the amount that the Bank would have been entitled to recover from the Guarantor as guarantor pursuant to this Guarantee had such obligations not become void, voidable, unenforceable or otherwise ineffective against the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

         5.1 Representations and Warranties.

         The Guarantor represents and warrants to the Bank that as of the date of this Guarantee and on each Drawdown Date:

         (a) it is a company duly incorporated under the laws of the jurisdiction of its incorporation and has the corporate power to enter into and deliver and to perform its obligations under this Guarantee;

         (b) the execution and delivery by it of this Guarantee and the performance by it of its obligations hereunder have been duly authorized;

         (c) it has duly executed this Guarantee and this Guarantee constitutes its valid and legally binding obligations;

         (d) neither the execution and delivery by it of this Guarantee nor the performance by it of its obligations under this Guarantee:

                  (i) conflicts with or will conflict with or result in any breach of any of the terms, conditions or provisions of, or violate or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or which binds or purports to be binding upon it; or

                  (ii) violates or will violate any judgment, decree or order or any statute, rule or regulation or any of the terms or provisions of its Charter;

         (e) all authorizations required for the execution and delivery of this Guarantee by it and the performance by it of its obligations hereunder have been duly obtained or granted and are in full force and effect;

         (f) it has not requested or taken any security from the Borrower for any obligation (whether present or future, actual or contingent) of the Borrower to it; and

         (g) the representations and warranties set out in this Section 5.1 (Representations and Warranties) will survive the execution of each Financing Document and each Disbursement under the Financing Documents.

         5.2 Bank's Reliance.

         The Guarantor acknowledges that it makes the representations in Section
5.1 (Representations and Warranties) with the intention of inducing the Bank to enter into this Guarantee and the Financing Documents and that the Bank enters into this Guarantee and the Financing Documents on the basis of, and in full reliance on, each of such representations.

         5.3 Rights and Remedies not Limited.

         The Bank's rights and remedies in relation to any misrepresentation or breach of warranty on the part of the Guarantor are not prejudiced:

         (a) by any investigation by or on behalf of the Bank into the affairs of the Guarantor;

         (b)      by the execution or the performance of this Guarantee; or

         (c) by any other act or thing which may be done by or on behalf of the Bank in connection with this Guarantee and which might, apart from this Section, prejudice such rights or remedies.

         SECTION 6. COVENANTS.

         6.1 Guarantor Covenants.

                  The Guarantor shall:

         (a) when requested by the Bank, do or cause to be done anything which aids the exercise of any power, right or remedy of the Bank under this Guarantee including, but not limited to, the execution of any document or agreement;

         (b) obtain, maintain and renew when necessary all authorizations required under any law or document or agreement:

                  (i) to enable it to perform its obligations under this Guarantee; or

                  (ii)     for the validity or enforceability of the guarantee;

         (c) not take any action which may impair the ability of the Borrower to observe and perform all of its covenants, agreements and obligations under or pursuant to the Financing Documents;

         (d) take such action as may be necessary or as the Bank may reasonably request in order to:

                  (i)      comply with its obligations under this Guarantee; and

                  (ii) cause the Borrower to the extent possible to take such corporate action as may be necessary to comply with its respective obligations under the Financing Documents;

         (e) the Guarantor shall not take any action which would cause any of the representations made in Section 5.1 (Representations and Warranties) to be untrue at any time during the continuation of this Guarantee.

         SECTION 7. MISCELLANEOUS.

         7.1 Notices.

         (a) All notices, requests, approvals, consents and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Guarantor by facsimile (i) shall be promptly confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or to such other address as shall be designated by such party in a written notice to the other parties hereto.

         (b) All such notices, requests, approvals, consents and communications (i) sent by express courier will be effective upon delivery to or refusal to accept delivery by the addressee, and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received; except that all notices and other communications to any Agent shall not be effective until actually received.

         (c) The Guarantor acknowledges and agrees that any agreement of the Bank to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Guarantor. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Guarantor to give such notice and the Bank shall not have any liability to the Guarantor or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice.

         (d) All notices, requests and other communications hereunder and under the other Financing Documents shall be in the English language.

         7.2 English Language.

         This Guarantee and all other Financing Documents shall be in the English language. Except as otherwise agreed by the parties hereto, all documents, certificates, reports or notices to be delivered or communications to be given or made by any party hereto pursuant to the terms of this Guarantee or any other Financing Document shall be in the English language.

         7.3 No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between the Guarantor and the Bank or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of any Note to take any other or further action in any circumstances without notice or demand. All remedies, either under this Guarantee or any other Financing Document or pursuant to any applicable Law or otherwise afforded to the Bank shall be cumulative and not alternative.

         7.4 Governing Law and Jurisdiction.

         THIS GUARANTEE IS GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF BARBADOS.

         7.5 Submission.

         (a) For the exclusive benefit of the Bank, the Guarantor irrevocably agrees that the courts of Barbados are to have jurisdiction to settle any claims or disputes arising under, out of or in connection with this Guarantee (including without limitation any claim or dispute relating to the validity, interpretation, performance, termination or enforcement of this Guarantee) and that accordingly any suit, action or proceedings in that respect (together in this Section 7 referred to as "PROCEEDINGS") may be brought in such courts.

         (b) The Guarantor irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the courts of Barbados and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum.

         (c) The Guarantor irrevocably agrees not to take Proceedings in any court of competent jurisdiction other than the courts of Barbados, save with respect to any counterclaim asserted by the Guarantor in the course of proceedings previously commenced by the Bank. Nothing contained in this Section 7 shall limit the right of the Bank to take Proceedings against the Guarantor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         7.6 Judgments and Immunity.

         (a) The Guarantor recognizes and acknowledges that this Guarantee constitutes a commercial transaction and accordingly it acknowledges and agrees that it is not entitled to plead, and hereby waives to the fullest extent permitted by law any right to claim, sovereign immunity for any purpose whatsoever, including, but not limited to, any right to plead sovereign immunity in respect of any Proceedings pursuant to this Guarantee.

         (b) The Guarantor consents generally, in respect of any Proceedings pursuant to this Guarantee for the purpose of enforcing any order, judgment or award, to the giving of any relief or the issuing of any process in connection with such order, judgment or award including, without limitation, the making, enforcement or execution against any property of any order, judgment or award and to the extent that the Guarantor may be entitled in any jurisdiction to claim for itself or its property immunity in respect of its obligations under this Guarantee from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to itself or its property such immunity, the Guarantor agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

         (c) The Guarantor unconditionally and irrevocably agrees, with respect to any final order, judgment or award in any Proceedings made pursuant to this Guarantee and not subject to appeal (a "JUDGMENT"), that:

                  (i)      the Judgment shall be conclusive and binding upon it;

                  (ii) it shall be bound by and recognize the Judgment in any jurisdiction;

                  (iii) to the extent permitted by law, it shall not claim, invoke on its behalf or for its benefit any right it may have under the laws of Barbados or any other state or jurisdiction, to prevent, delay, hinder, nullify or in any other way obstruct the enforcement or execution of the Judgment; and

                  (iv) to the extent permitted by law, it shall not, and shall irrevocably waive any right to, challenge the Judgment on any ground or the enforcement or execution of the Judgment in any jurisdiction (other than by way of appeal in the original jurisdiction).

         7.7 Benefit of Guarantee.

         This Guarantee shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. The Guarantor may not assign or otherwise transfer any of its rights under this Guarantee or any of the other Financing Documents. The benefit of this Guarantee may be freely and unconditionally assigned, transferred or otherwise disposed of, in whole or in part, by the Bank to any other person, corporate or otherwise, to whom the Bank has assigned all or part of its rights under the Loan Agreement.

         7.8 Expenses.

         The Guarantor shall be liable to pay to the Bank the costs and expenses incurred by the Bank in relation to the enforcement or protection or attempted enforcement or protection of its rights under this Guarantee, including legal and other professional consultants' fees on a full indemnity basis.

         7.9 Amendment or Waiver.

         No provision of this Guarantee may be amended, supplemented, modified or waived, except by a written instrument signed by the Bank and the Guarantor.

         7.10 Counterparts.

         This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         7.11 Set-off.

         The Guarantor authorizes the Bank or any of its subsidiaries and affiliates (which shall not be obliged to exercise this right) to apply any credit balance to which the Guarantor is entitled on any account of the Guarantor with the Bank or any or its subsidiaries and affiliates in satisfaction of any sum which is due and payable from the Guarantor to the Bank under this Guarantee and remains unpaid; for this purpose, the Bank is authorized to purchase with the monies standing to the credit of any such account such other currencies as may be necessary to effect such application.

         7.12 Currency Indemnity.

         If any sum due under this Guarantee or any order or judgment given or made in relation to this Guarantee has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under this Guarantee or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Guarantor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss it suffers or incurs as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency, and (ii) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

                                  *      *

 IN WITNESS WHEREOF, this Guarantee has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Guarantee.

                                           DESALCO (BARBADOS) LTD.

                                           By: /s/ Mr. Jeffrey Parker
                                               ---------------------------------
                                               Name:  Mr. Jeffrey Parker
                                               Title: Chief Executive Officer

                                           Notice Address:
                                           Address:
                                           Consolidated Water Co. Ltd.
                                           P.O. Box 1114GT
                                           Trafalgar House
                                           Grand Cayman

                                           Attention: Mr. Jeffrey Parker

                                           Telephone No.: 345 945-4277
                                           Telecopier No. 345 949-2957

                                           SCOTIABANK (CAYMAN ISLANDS) LTD.

                                           By: /s/ Mr. Bruce John
                                               ---------------------------------
                                               Name: Mr. Bruce John
                                               Title: Commercial Banking Manager

                                           Notice Address:
                                           Address:
                                           Scotiabank (Cayman Islands) Ltd.
                                           Scotia Centre
                                           Cardinal Avenue
                                           P.O. Box 689
                                           Grand Cayman

                                           Attention: Commercial Banking Manager

                                           Telephone No.: 345 949-7666
                                           Telecopier No. 345 949-5130